Exhibit 10.2

Second Amendment Agreement of 21 June 2016 to the Loan Agreement in the amount of up to EUR 330,000,000 (originally dated 25 September 2014 and amended by an Amendment and Restatement Agreement dated 20 July 2015)

between

Geschäftshaus am Gendarmenmarkt GmbH
- hereinafter referred to as “Borrower“ or “GaG“ -

GMS Gebäudemanagement und Service GmbH
- hereinafter referred to as “ GMS“ -

the parties listed in Schedule 1 hereto
- hereinafter referred to as the “ Security Providers“ -

and

Landesbank Hessen-Thüringen Girozentrale
- hereinafter referred to as the “Lender” -

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Second Amendment Agreement of 21 June 2016 to the Loan Agreement in the amount of up to EUR 330,000,000 (originally dated 25 September 2014 and amended by an Amendment and Re-statement Agreement dated 20 July 2015)
between

(1)
Geschäftshaus am Gendarmenmarkt GmbH, c/o HauckSchuchardt, Niedenau 61-63, 60325 Frankfurt am Main, having its registered seat in Frankfurt am Main, registered in the commercial register of the local court of Frankfurt am Main under no. HRB 82647 (the “Borrower” or “GaG”);

(2)
GMS Gebäudemanagement und Service GmbH, c/o HauckSchuchardt, Niedenau 61-63, 60325 Frankfurt am Main, having its registered seat in Frankfurt am Main, registered with the commercial register of the local court of Frankfurt am Main under no. HRB 36774 (“GMS”);

(3)	the parties listed in Schedule 1 – Security Providers hereto (the “Security Providers” and each a “Security Provider”);
and

(4)	Landesbank Hessen-Thüringen Girozentrale, with business address at Neue Mainzer Str. 52-58, 60311 Frankfurt am Main (the “Lender”).
The companies listed under (1) to (4) above are referred to as the “Parties”.
Preamble

(A)
The Borrower and the Lender entered into a loan agreement in an amount of up to EUR 248,000,000 on 25 September 2014 (the “Original Loan Agreement”). The full loan amount available under the Original Loan Agreement was drawn by and paid to the Borrower in 2014.

(B)
According to an amendment and restatement agreement dated 20 July 2015 to the Original Loan Agreement and entered into between the Lender and the Borrower (the “Amendment and Restatement Agreement”), the Borrower and the Lender have agreed to (i) include in the Original Loan Agreement a new tranche in the amount of EUR 82,000,000 to be made available to the Borrower and (ii) to implement a number of other changes to the Original Loan Agreement which are, inter alia, to reflect the new shareholder structure and the increase in the overall loan amount to EUR 330,000,000. The Original Loan Agreement as amended and restated by the Amendment and Restatement Agreement is hereinafter referred to as the “Existing Loan Agreement”.

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(C)
Pursuant to a letter dated 26 April 2016 (the “Offer Letter”), the Lender offered – subject to documentation – to reduce the Margin (as defined in the Existing Loan Agreement) provided that the Borrower agrees to a prepayment fee as further detailed in the Offer Letter. The Borrower has accepted such offer, and to document the changes set out in the Offer Letter, the Parties have agreed to amend the Existing Loan Agreement by this second amendment agreement (the “Second Amendment Agreement”) as follows. The Existing Loan Agreement as amended by the Second Amendment Agreement is hereinafter referred to as the “Amended Loan Agreement”.

1.	Changes to the Existing Loan Agreement

1.1	Amendment to Section 1.4 of the Existing Loan Agreement
In Section 1.4 of the Existing Loan Agreement, the following definition of “Prepayment Fee” is hereby inserted after the definition of “Potential Event of Default”:
““Prepayment Fee” is defined in Section 5.6.”

1.2	Amendment to Section 5.6 (Prepayment Fee) of the Existing Loan Agreement
The following wording is hereby inserted in Section 5 (Costs, Fees) of the Existing Loan Agreement as new Section 5.6 (Prepayment Fee):
“5.6 Prepayment Fee
Upon prepayment of the Loan or any part thereof, the Borrower shall pay a prepayment fee (the “Prepayment Fee”) equal to

a)	80 bps of the prepaid amount, if the prepayment is made within the first year following 30 June 2016;

b)	60 bps of the prepaid amount, if the prepayment is made within the second year following 30 June 2016;

c)	30 bps of the prepaid amount, if the prepayment is made within the third year following 30 June 2016.”

1.3	Amendment to Section 4.1 (Interest) of the Existing Loan Agreement
The definition of “Margin” in Section 4.1 of the Existing Loan Agreement shall be amended by replacing “145” with “130” so that the definition of Margin in Section 4.1 of the Existing Loan Agreement reads as follows:
““Margin” means 130 basis points p.a.”

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2.	Effective Date

2.1	The amendments made to the Existing Loan Agreement by the Second Amendment Agreement shall become effective with the beginning of the next Interest Period (which is to begin on 01 July 2016).

2.2
The Parties are in agreement that the amendments made to the Existing Loan Agreement by the Second Amendment Agreement do not change the nature, scope and identity of the claims outstanding under the Existing Loan Agreement. These claims continue to be outstanding under the Amended Loan Agreement but will be governed by the terms and conditions of the Amended Loan Agreement from the day specified above.

3.	Continued legal effect of the Security, Confirmation of Security Documents

3.1
The Parties are in agreement that any security granted in connection with the Original Loan Agreement or the Existing Loan Agreement, as the case may be, shall not be affected by the amendments made to the Existing Loan Agreement by the Second Amendment Agreement and that such security and in particular the agreements listed in Schedule 2 – Security Documents shall remain in full force and effect subject to the following paragraphs.

3.2
All references to the Original Loan Agreement or to the Existing Loan Agreement or to the term “Loan Agreement” in the Security Documents (as defined in the Existing Loan Agreement but excluding the Share Pledge Agreement) and the other Finance Documents (as defined in the Existing Loan Agreement) shall be a reference to the Existing Loan Agreement as amended by the Second Amendment Agreement (i.e. to the Amended Loan Agreement); references to Finance Documents shall incorporate a reference to the Existing Loan Agreement as amended by the Second Amendment Agreement (i.e. to the Amended Loan Agreement).

3.3
The entering into of the documents listed in Schedule 2 (other than the Share Pledge Agreement) is hereby confirmed (bestätigt). For the avoidance of doubt, such confirmation is made under implementation of the clarification set forth under Clause 3.2 above. The Borrower shall notify the Account Banks (as defined in the Account Pledge Agreement) of this confirmation of pledge.

3.4
The Parties to this Second Amendment Agreement hereby confirm their mutual understanding that the pledges created pursuant to the Share Pledge Agreement shall continue to exist and secure the payment of all claims (present and future, actual and contingent) of the Pledgee against the Borrower (including in its capacity as security provider) under or in connection with the Finance Documents (as defined in the Amended Loan Agreement), including, for the avoidance of doubt, the Amended Loan Agreement.

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4.	Miscellaneous

4.1	The Second Amendment Agreement is a Finance Document (within the meaning of the Existing Loan Agreement and the Amended Loan Agreement).

4.2	Sections 21.1 (Applicable Law) to 21.4 (Enforceability), 21.8 (Waiver) of the Amended Loan Agreement shall apply correspondingly to the Second Amendment Agreement.

4.3	The Parties can enter into the Second Amendment Agreement also by exchanging signed copies by fax or as an electronic copy.

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SCHEDULE 1 (SECURITY PROVIDERS)

1.
Symbol I – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number B 197720.

2.
Symbol II – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number B 197726.

3.
Symbol III – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number 197732.

4.
Symbol IV – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number B 197738.

5.
Symbol V – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number B 197753.

6.
Symbol Holdco C-T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 6A route de Trèves, Senningerberg, L-2633 Luxembourg, registered at the Luxembourg Register of Trade and Companies (Registre de Commerce et des Sociétés de Luxembourg) under number B 197687.

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SCHEDULE 2 (SECURITY DOCUMENTS)

1.
Assignment of Claims under Insurance Agreements for Security Purposes (Sicherungsabtretung von Ansprüchen aus Versicherungsverträgen) between Geschäftshaus am Gendarmenmarkt GmbH as Assignor and Landesbank Hessen-Thüringen Girozentrale as Assignee, dated 21 July 2015

- the “Assignment Agreement Insurance” -

2.	Account Pledge Agreement (Verpfändung von Bankkonten) between Geschäftshaus am Gendarmenmarkt GmbH as Pledgor and Landesbank Hessen-Thüringen Girozentrale as Pledgee, dated 20 July 2015
- the “Account Pledge Agreement” -

3.
Subordination Agreement (Rangrücktrittsvereinbarung) between, inter alia, Geschäftshaus am Gendarmenmarkt GmbH as Borrower and Landesbank Hessen-Thüringen Girozentrale as Lender, dated 2 October 2014, to which Symbol I-T S.à r.l., Symbol II-T S.à r.l., Symbol III-T S.à r.l., Symbol IV-T S.à r.l., Symbol V-T S.à r.l. and Symbol Holdco C-T S.à r.l. acceded by way of declaration of subordination dated 20 July 2015

- the “Subordination Agreement” -

4.
Global Assignment of Claims for Security Purposes (Sicherungsabtretung) between Geschäftshaus am Gendarmenmarkt GmbH as Assignor and Landesbank Hessen-Thüringen Girozentrale as Assignee, dated 2 October 2014

- the “Global Assignment Agreement” -

5.
Assignment of Claims for Security Purposes (Sicherungsabtretung – Gesellschafter) between Symbol I-T S.à r.l., Symbol II-T S.à r.l., Symbol III-T S.à r.l., Symbol IV-T S.à r.l., Symbol V-T S.à r.l. and Symbol Holdco C-T S.à r.l. as Assignors, Landesbank Hessen-Thüringen Girozentrale as Assignee and Geschäftshaus am Gendarmenmarkt GmbH as Borrower, dated 20 July 2015

- the “Assignment Agreement Shareholders” -

6.
Security Purpose Agreement relating to a Land Charge and Assignment Agreement of Claims to Return of a Land Charge (Sicherungsvereinbarung für Grundschulden und Abtretung der Ansprüche auf Rückgewähr von Grundpfandrechten) between Geschäftshaus am Gendarmenmarkt GmbH as Chargor and Landesbank Hessen-Thüringen Girozentrale as Chargee, dated 20 July 2015

- the “Security Purpose Agreement” -

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7.
GmbH Share Pledge Agreement (Verpfändung von Anteilen) between Symbol I-T S.à r.l., Symbol II-T S.à r.l., Symbol III-T S.à r.l., Symbol IV-T S.à r.l., Symbol V-T S.à r.l. and Symbol Holdco C-T S.à r.l. as Pledgors, Geschäftshaus am Gendarmenmarkt GmbH and GEM Gebäudemanagement and Service GmbH as Companies and Landesbank Hessen-Thüringen Girozentrale as Pledgee, dated 20 July 2015 (Deed No. 652 of the notarial roll of Deeds for the year 2015 CW of the notary Dr. Christian Wicker with its office in Frankfurt am Main)

- the “Share Pledge Agreement” -

8.	(English Law) Deed of Assignment between Geschäftshaus am Gendarmenmarkt GmbH and Symbol Holdco C-T S.à r.l. as Assignors and Landesbank Hessen-Thüringen Girozentrale as Lender, dated 20 July 2015
- the “Deed of Assignment” -

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Signatures

Geschäftshaus am Gendarmenmarkt GmbH:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Managing Director	Position:

GMS Gebäudemanagement und Service GmbH:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Managing Director	Position:

Symbol I–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

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Symbol II–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

Symbol III–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

Symbol IV–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

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Symbol V–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

Symbol HoldCo C–T S.à r.l.:
Date:	June 21, 2016	Date:
/s/ Jon Farkas
Name:	Jon Farkas	Name:
Position:	Manager	Position:

Landesbank Hessen-Thüringen Girozentrale:
Date:	21.06.2016	Date:	21.06.2016
	/s/ Andre Hederer		/s/ Carmen Hensler
Name:	Andre Hederer	Name:	Carmen Hensler
Position:	Abteilungsdirektor	Position:	Credit Risk Management

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